                                                           Ex-10.23



                               Schedules to

                            Atlantic Cable and

                             Maintenance Agent

                                                                      Schedule B

Procedures for the Derivation of Accounting Units for Scheduled Cables

This Schedule B provides procedures for the derivation of Accounting Units for analogue and fibre-optic Scheduled Cables. Accounting Units for each Scheduled Cable and the percentage shares of Accounting Units for each Maintenance Authority are shown in Schedule B1 and Schedule B2 annexed to this Schedule B. Accounting Units for analogue and fibre-optic Scheduled Cables are based on the procedures contained in this Schedule B and Schedules B1 and B2 are prepared in accordance with Article 13.

1     Accounting Unit Components and Formulae

      1.1   Accounting Unit Components

      1.1.1 The Accounting Units for analogue and fibre-optic Scheduled Cables are derived using the formulae contained in Paragraphs 1.2 and 1.3 of this Schedule B.

      1.1.2 The formulae comprise one or more of the following components:

      L =   total length of a Scheduled Cable in nautical miles.

      S = (i) for the Eastern Zone, the number of nautical miles of a Scheduled Cable which lie south of that point on such Scheduled Cable which is 2000 (two thousand) nautical miles south from Vigo or, if pursuant to this Agreement a Base Port is established further south than Vigo, 2000 (two thousand) nautical miles south from such Base Port;

            (ii) for the Western Zone, the number of nautical miles of a Scheduled Cable which lie south of that point on such Scheduled Cable which is 2000 (two thousand) nautical miles south from Bermuda or, if pursuant to this Agreement a Base Port is established further south than Bermuda, 2000 (two thousand) nautical miles south from such Base Port;

      Na =  number of circuits in use by an analogue Scheduled Cable.

      For an analogue Scheduled Cable which contains both international and non-international circuits and which is owned and operated by one Maintenance Authority and where:

            x   =   number of international circuits in use; and

            y   =   number of non-international circuits in use; then

            Na  =   (x/y)


Schedule B                                                          Page 1 of 10
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            Aa =  Accounting Units for an analogue Scheduled Cable carrying only international circuits.

            Ba = Accounting Units for an analogue Scheduled Cable carrying only non-international circuits and owned and operated by one Maintenance Authority.

            Ca = Accounting Units for an analogue Scheduled Cable carrying both international and non-international circuits and owned and operated by one Maintenance Authority.

            Da = Accounting Units for an analogue Scheduled Cable containing a section "S".

            Af =  Accounting Units a for a fibre-optic Scheduled Cable.

            Df = Accounting Units for a fibre-optic Scheduled Cable containing a section "S".

            Afm = Accounting Units for a fibre-optic Scheduled Cable which has introduced additional Notional Capacity.

            Dfm = Accounting Units for a fibre-optic Scheduled Cable containing a section "S" and which has introduced additional Notional Capacity.

            MAUO = Minimum Assignable Unit of Ownership consisting of 64,000 usable bits per second or such other standard as the CCITT may adopt and the Management Committee may agree.

            NC = The value of the Notional Capacity of a fibre-optic Scheduled Cable at the date of its introduction into this Agreement or a previous ACMA agreement, and which is expressed in MAUOs.

            NC1 = The amount of NC which is less than or equal to BP1 MAUOs.

            NC2 = The amount of NC which is greater than BP1 MAUOs but less than or equal to BP2 MAUOs.

            NC3 = The amount of NC which is greater than BP2 MAUOs.

            The actual values of BP1 and BP2 are as shown in the table below.

--------------------------------------------------------------------------------
AGREEMENT YEAR                1998             1999            2000
--------------------------------------------------------------------------------
BP1                           40000            27500           15000
--------------------------------------------------------------------------------
BP2                           50000            37500           25000
--------------------------------------------------------------------------------


Schedule B                                                          Page 2 of 10
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

            NCa, NCb, NCc,.....NCn = the incremental amounts of Notional
            Capacity added to a Scheduled Cable on successive occasions.

            NC1A, NC2A, NC3A; NC1B, NC2B, NC3B;.....NC1n, NC2n, NC3n = the
            parameters associated with the above incremental amounts of Notional Capacity added to a Scheduled Cable on successive occasions and which are calculated in accordance with paragraph 3.3.2.3 of this Schedule B.

            Fill Factor (or "FF") = a percentage factor used to approximate the actual utilisation of a fibre-optic
                                    Scheduled Cable.

            FF1                   = Fill Factor applicable to the Notional
                                    Capacity of a fibre-optic Scheduled Cable at its date of introduction into this Agreement.

            FF2, FF3,...FFn       = Fill Factors applicable to additional
                                    Notional Capacity added to a Scheduled Cable on successive occasions.

1.1.3 Fill Factors shall be as shown in the tables below and shall be applied on the basis of the number of years of service applicable to a fibre-optic Scheduled Cable at its date of introduction into this Agreement. Where the Notional Capacity of a fibre-optic Scheduled Cable is not expected to be fully-utilised within seven years, the ten-year fill factors may, with the approval of the Management Committee, be used. In all other cases the seven-year fill factors shall be used.

                               Seven-Year Fill Factors
                               -----------------------
                     Years of Service            Fill Factor
                     ----------------            -----------

                Early entry up to RFS Date          0
                RFS Date up to 1                    0.30
                1-2                                 0.50
                2-3                                 0.65
                3-4                                 0.75
                4-5                                 0.85
                5-6                                 0.95
                6-7                                 1.00


Schedule B                                                          Page 3 of 10
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                               Ten-Year Fill Factors
                               ---------------------
                     Years of Service            Fill Factor
                     ----------------            -----------
                Early entry up to RFS Date         0
                RFS Date up to 1                   0.19
                1-2                                0.28
                2-3                                0.37
                3-4                                0.46
                4-5                                0.55
                5-6                                0.64
                6-7                                0.73
                7-8                                0.82
                8-9                                0.91
                9-10                               1.00

1.2   Derivation of Accounting Units for Analogue Scheduled Cables

1.2.1 The Accounting Units for an analogue Scheduled Cable shall be derived using the relevant formula selected from the following formulae:

      1.2.1.1 For a Scheduled Cable carrying only international circuits:

      Accounting Units. Aa = ((L/3)+((Na*L)/l000))

      1.2.1.2 For a Scheduled Cable carrying only non-international circuits, and owned and operated by one Maintenance Authority:

      Accounting Units. Ba = (Aa/3)

      1.2.1.3 For a Scheduled Cable carrying both international and non-international circuits, and which is owned and operated by one Maintenance Authority:

      Accounting Units. Ca = ((x+(y/3))*Aa/Na)

      1.2.1.4 For a Scheduled Cable containing a Section S:

      Accounting Units. Da = Aa-(0.5*(S/3+(Na*S/1000)))


Schedule B                                                          Page 4 of 10
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1.3   Derivation of Accounting Units for Fibre-Optic Scheduled Cables

1.3.1 The Accounting Units for a fibre-optic Scheduled Cable shall be derived by using the relevant formula selected from the following formulae:

      1.3.1.1 For a Scheduled Cable not containing a Section "S":

      Accounting Units. Af =

          L*(1+(((FF1*NC1)+(FF1*NC2*0.1)+(FF1*NC3*0.05))/725))

      1.3.1.2 For a Scheduled Cable containing a Section "S":

      Accounting Units. Df =

          Af-((S/2)(1+(((FF1*NCI)+(FF1*NC2*0.1)+(FF1*NC3*0.05))/725)))

2     Procedures for Updating Schedules B1 and B2

      2.1   General

      2.1.1 In accordance with Article 13, Schedules B1 and B2 shall be revised and re-issued quarterly by the Schedule B Party. The re-issued Schedules B1 and B2 shall reflect the Accounting Units in effect for that particular quarter.

      2.1.2 There shall be only one Schedule B1 and one Schedule B2 in effect for any one quarter.

      2.1.3 Where a Scheduled Cable has more than one Maintenance Authority and/or segment, the Accounting Units relevant to each Maintenance Authority and/or segment shall be displayed separately on Schedule B1 and/or B2, as appropriate.

      2.1.4 Each Maintenance Authority shall, for any Scheduled Cable for which they have Maintenance Authority responsibility, submit to the Schedule B Party written notification of any planned changes which affect billing and which are planned to take effect during the next quarter. This notification shall be sent via fax by the 15th day of the month preceding the month when the Schedule B1 and/or B2 is due to be sent to the Central Billing Party (ie 15 October for the 1st quarter; 15 January for the 2nd quarter; 15 April for the 3rd quarter; and 15 July for the 4th quarter. Examples of such changes include but are not limited to: Scheduled Cable additions, Scheduled Cable retirements and changes in Notional Capacity.


Schedule B                                                          Page 5 of 10
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      2.1.5 In those cases where such changes referred to in paragraph 2.1.4 of this Schedule B are submitted to the Schedule B Party on or before the dates listed above, the Schedule B Party shall incorporate these changes in the Schedule B1 and/or B2 which is submitted to the Central Billing Party for the following quarter, (ie by 1 November for the 1st quarter; by 1 February for the 2nd quarter; by 1 May for the 3rd quarter; and by 1 August for the 4th quarter).

      2.1.6 In those cases where such chances referred to in paragraph 2.1.4 of this Schedule B are submitted to the Schedule B Party after the required dates, the Schedule B Party shall incorporate such changes in the next issue of Schedule B1 and/or B2 to that indicated in paragraph 2.1.5 of this Schedule B.

      2.1.7 If such a planned change actually occurs on a date different to the one estimated in the original written notification to the Schedule B Party pursuant to paragraph 2.1.4 of this Schedule B, the Maintenance Authority shall so notify the Schedule B Party as soon as possible, in writing, of the original planned date specified and the date that the change actually occurred. The Schedule B Party shall prepare a revised Schedule B1 and/or B2, indicating the correction and shall submit this to the Central Billing Party. The Schedule B Party shall also notify the Central Billing Party of any changes which affect billing and which have been sent to the Schedule B Part after the fact. The Central Billing Party shall use this information to make any required adjustments to the billing. Such adjustments shall take place once per Agreement Year, in June.

      2.2   Analogue Scheduled Cables

      2.2.1 Within one month after 1 January and 1 July in each Agreement Year, the relevant Maintenance Authority shall inform the Schedule B Party of the number of bearer circuits normally in use on such dates for each analogue Scheduled Cable for which it is responsible. If such information is not received on the due date, the Schedule B Party shall use its best judgement to estimate the appropriate number of circuits.

      2.2.2 Based on such information so received or estimated, the Schedule B Party shall update the Accounting Units in Schedule B1 and/or B2 for each analogue Scheduled Cable in accordance with the formulae in this Schedule B.

      2.3   Fibre-Optic Scheduled Cables

      2.3.1 On 1 January in each Agreement Year, the Fill Factor for each fibre-optic Scheduled Cable shall be updated by means of annual incremental progression in accordance with the tables included in paragraph 1.1.3 of this Schedule B.


Schedule B                                                          Page 6 of 10
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

      2.3.2 Notwithstanding the provisions of paragraph 2.3.1 of this Schedule B, for a Scheduled Cable which is introduced into this Agreement and which has a RFS Date which lies between 1 January and 30 June inclusive, the Fill Factor for such Scheduled Cable shall be updated in Schedule B1 and/or B2 on the 1 January following the introduction of such Scheduled Cable into this Agreement. Thereafter, Schedule B1 and/or B2 shall be updated on an annual basis in accordance with the provisions of paragraph
      2.3.1 of this Schedule B.

      2.3.3 Notwithstanding the provisions of paragraph 2.3.l of this Schedule B, for a Scheduled Cable which is introduced into this Agreement and which has a RFS Date which lies between 1 July and 31 December inclusive, the Fill Factor for such Scheduled Cable shall not be updated in Schedule B1 and/or B2 until the 1 January following the anniversary of such Scheduled Cable's RFS Date. Thereafter, Schedule B1 and/or B2 shall be updated on an annual basis in accordance with the provisions of paragraph 2.3.1 of this Schedule B.

3     Introduction of Scheduled Cables or Additional Capacity into the Agreement

      Procedures for introducing a Scheduled Cable or additional Notional Capacity into Schedule B1 and/or B2 shall be as follows.

      3.1   General Procedures

      3.1.1 A Notional Capacity figure must be provided by any Maintenance Authority entering a fibre-optic Scheduled Cable or additional Notional Capacity into this Agreement. For a Scheduled Cable not having a specified notional capacity, the Notional Capacity shall be as agreed between the Management Committee and the relevant Maintenance Authority taking into account:

      (i) the total quantity of Bearer Capacity available on such Scheduled Cable less an amount of Bearer Capacity for restoration purposes; and

      (ii) the capacity fill profile of other Scheduled Cables of similar capacity and route.

      3.1.2 Upon notification by the Maintenance Authority, to the chairman of the Management Committee, of its intention to enter a Scheduled Cable or additional Notional Capacity into this Agreement, its date of introduction and other required system information, Schedule B1 and/or B2 shall be amended by the Schedule B Party effective as of the first day of the quarter following receipt of such notification. Any necessary billing adjustments for the quarter in which such Scheduled Cable or additional Notional Capacity is introduced shall be calculated by the Central Billing Party and adjustments made at the same time as the annual adjustment mentioned in paragraph 2.1.7 of this Schedule B.


Schedule B                                                          Page 7 of 10
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      3.2   Analogue Cable Systems

      3.2.1 For an analogue Scheduled Cable, the number of circuits included in the Accounting Unit formula shall be deemed to be equal to zero for those billing periods occurring from the date of introduction of such Scheduled Cable into this Agreement until the next scheduled count of the number of circuits in use pursuant to paragraph 2.2.1 of this Schedule B.

      3.2.2 Pursuant to paragraph 3.2.1 of this Schedule B, the Accounting Units for such Scheduled Cable for such specified period shall be based solely on the total length of such Scheduled Cable in nautical miles using the relevant formula selected from the following formulae.

            3.2.2.1 For a Scheduled Cable carrying only international circuits:

            Accounting Units. Aa = (L/3)

            3.2.2.2 For a Scheduled Cable carrying only non-international circuits, and owned and operated by one Maintenance Authority:

            Accounting Units. Ba = (L/9)

            3.2.2.3 For a Scheduled Cable carrying both international and non-international circuits, and which is owned and operated by one Maintenance Authority

            Accounting Units. Ca=(L/4.5)

      3.3   Fibre-Optic Cable Systems

      3.3.1 Introduction of a Scheduled Cable

            3.3.1.1 When a Scheduled Cable is introduced into this Agreement, the Accounting Unit formula shall include the Fill Factor applicable at such date of introduction.

            3.3.1.2 Pursuant to Article 2.9, if a cable system is brought into this Agreement as a Scheduled Cable prior to its RFS Date, the Accounting Unit formula shall include a Fill Factor of zero from the date of such introduction until the RFS Date of such Scheduled Cable when the normal Fill Factor shall be applied in accordance with the the tables included in paragraph 1.1.3 of this Schedule B. Thereafter, the Fill Factor for such Scheduled Cable shall be up-dated in accordance with paragraph 2.3 of this Schedule B.


Schedule B                                                          Page 8 of 10
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

      3.3.2 The Introduction of Additional Capacity

            3.3.2.1 When the capacity of a Scheduled Cable is expanded, the Notional Capacity of the such Scheduled Cable shall be adjusted to include the new capacity.

            3.3.2.2 Following the introduction of additional Notional Capacity to a Scheduled Cable, the Accounting Units shall be derived by using the relevant formula selected from the following formulae:

            for a Scheduled Cable not containing a Section "S":

            Accounting Units. Afm =

            L * (1 + (((FF1 * NC1) + (FF1 * NC2 * 0.1) + (FF1 * NC3 * 0.05) +
            (FF2 * NC1A) + (FF2 * NC2A * 0.1) + (FF2 * NC3A * 0.05) +....
            ...(FFn * NC1n) + (FFn * NC2n * 0.1) + (FFn * NC3n * 0.05))/725))

            for a Scheduled Cable containing a Section "S":

            Accounting Units. Dfm =

            Afm-((S/2)*(1+(((FFl * NC1)+(FF1 * NC2 * 0.1)+(FF1 * NC3 * 0.05)+
            (FF2 * NC1A) + (FF2 * NC2A * 0.1) +/- (FF2 * NC3A * 0.05) +...
            ...(FFn * NC1n) + (FFn * NC2n * 0.1) + (FFn * NC3n * 0.05))/725)))

            3.3.2.3 For the avoidance of doubt, the parameters NC1A, NC2A and NC3A shall be determined by reference to the following table:

--------------------------------------------------------------------------------
   If NC is:            and          then NC1A =      and NC2A =     and NC3A =
                   (NC+NCa) is:
--------------------------------------------------------------------------------
less than BP1     greater than= BP2       NCa             0               0
--------------------------------------------------------------------------------
less than BP1  greater than BP1 but less than= BP2  BP1-NC (NC+NCa)-BP1    0
--------------------------------------------------------------------------------
less than BP1    greater than BP2   BP1-NC   BP2-BP1     (NC+NCa)-BP2
--------------------------------------------------------------------------------
greater than BP1 but less than BP2   less than = BP2     0      NCa          0
--------------------------------------------------------------------------------
greater than BP1 but less tahn BP2  greater than BP2    0   BP2-NC  (NC+NCa)-BP2
--------------------------------------------------------------------------------
greater than = BP2  greater than BP2       0                0             NCa
--------------------------------------------------------------------------------

            The principles embodied in the above table, with the necessary changes, shall be followed when calculating the parameters NC1B, NC2B, NC3B, NC1n, NC2n, NC3n, for successive incremental additions of Notional Capacity.


Schedule B                                                          Page 9 of 10
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4     Scheduled Cables Withdrawn from Service and Reduction of Notional Capacity

      4.1   Scheduled Cable Withdrawn from Service

      4.1.1 When a Scheduled Cable is withdrawn from service, the Maintenance Authority responsible shall inform the chairman of the Management Committee and the Schedule B Party of the date of withdrawal. The Schedule B Party shall amend Schedule B1 and/or B2 by deleting such Scheduled Cable. Any necessary billing adjustments for the quarter in which such Scheduled Cable is withdrawn shall be calculated by the Central Billing Party and adjustments made at the same time as the annual adjustment mentioned in paragraph 2.1.7 of this Schedule B.

      4.2   Reduction of Notional Capacity

      4.2.1 There may be circumstances for a fibre-optic Scheduled Cable where some capacity might not be usable as a result of a mis-match with interconnecting facilities, a condition of isolation due to circuits turned back to the owners, or other conditions where the use of such capacity is not available to the cable owners. In such circumstances, the Maintenance Authority concerned may advise the Management Committee of those circumstances where the unavailability is deemed permanent in nature and upon approval by the Management Committee, the Notional Capacity shall be correspondingly reduced in the Accounting Unit formula.

      4.2.2 If, in accordance with Paragraph 4.2.1 of this Schedule B, the Notional Capacity of a Scheduled Cable shall be reduced then Schedule B1 and/or B2 shall be amended by the Schedule B Party effective as of the date agreed by the Management Committee. The Fill Factor for such Scheduled Cable shall continue as previously assigned. Any necessary billing adjustments for the quarter in which the capacity is reduced will be calculated by the Central Billing Party and adjustments made at the same time as the annual adjustment mentioned in paragraph 2.1.7 of this Schedule B.

                           Schedules Bl and B2 follow.


Schedule B                                                         Page 10 of 10
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                                                                      Schedule F

              CABLE SHIP ANNUAL STANDING CHARGES BY AGREEMENT YEAR

================================================================================
      CABLE SHIP        CURRENCY              STANDING CHARGES FOR
                                                 AGREEMENT YEAR
                                                   (Thousands)
                                         =======================================
                                           1998       1999      2000
================================================================================
BC ATLANTIDA          Pesetas             2142200    2181000   2197600
--------------------------------------------------------------------------------
CS GLOBAL LINK        US $                  22616      22901      23134
--------------------------------------------------------------------------------
CS GLOBAL MARINER     US $                  21970      22267      22486
--------------------------------------------------------------------------------
NC LEON THEVENIN      French Francs         82695      83931      85817
--------------------------------------------------------------------------------
CS SIR ERIC SHARP     (pound) Sterling      10695      10891      11097
--------------------------------------------------------------------------------
CS SOVEREIGN          (pound) Sterling      11577      11466      11632
================================================================================

                                                                      Schedule J

            CABLE SHIP ESTIMATED RUNNING COSTS FOR REPAIR OPERATIONS

CABLE SHIP:
CABLE SYSTEM AND SEGMENT:
FAULT DATE AND TIME:
FINAL SPLICE DATE AND TIME:

OPERATIONAL DETAILS

NUMBER OF DAYS IN PORT - MOB/DEMOB: XXX
NUMBER OF DAYS ON PASSAGE:          XXX
NUMBER OF DAYS ON CABLE GROUND:     XXX

RUNNING COSTS
                         CURRENCY: XXX
                         EXCHANGE RATE: XXX
                         EXCHANGE RATE DATE: XX/XX/XX

--------------------------------------------------------------
RUNNING COST ITEMS                              ESTIMATED COST
------------------                              --------------

i     Fuel
ii    Lub Oil
iii   Labour Costs
      - Personnel
      - Victualling
iv    At Sea Insurance
v     Port Charges
vi    Cable Handing at Base Port
      - Loading
      - Unloading
vii   Consumables (Average Figure)
      - Includes but not limited to
        Rope
        Jointing Consumables
        Lost Equipment
        Cable Stoppers
viii  Miscellaneous Costs
      - Includes but not limited to
        Operational Communications
        Weather Forecasting Services
        Specialist Navigation Services
        Representatives victualling
                                             -----------------
TOTAL (Ship Operator Currency)
--------------------------------------------------------------
TOTAL (Pounds Stg Equivalent)
--------------------------------------------------------------

                                                                      Schedule N

                      DOCUMENT OF ADMISSION OF A NEW PARTY

This amendment to the Atlantic Cable Maintenance and Repair Agreement dated 1
January 1998 ("the Agreement") is effective as of this [       ] day of[       ]
19[       ] (the "Effective Date").

WHEREAS, [party's full corporate description and registered address] is a Maintenance Authority for the [cable system], and desires to become a Party to the Agreement.

NOW THEREFORE, pursuant to Article 27 of the Agreement, all Parties having agreed to admission, [party], declaring that the [cable system] has no service-affecting submerged plant cable faults, is hereby admitted as a Party to the Agreement on the Effective Date.

As of the Effective Date, [party] agrees that it shall be added as a Party to Schedule A, and that it shall enjoy all rights and be subject to all obligations of a Party to the Agreement and the [cable system] shall be included in Schedule B1 and/or B2, as appropriate.

IN WITNESS WHEREOF, the undersigned, duly authorised, have signed this amendment.

Chairman, Management Committee for and on behalf of the Parties to the Agreement


_________________________________________   Date:_______________________________

For and on behalf of [party]


_________________________________________   Date:_______________________________